Income Taxes	6 Months Ended
Jun. 30, 2026
Income Tax Disclosure [Abstract]
Income Taxes
Note 14. Income Taxes
The components of the Company’s Income (loss) before income taxes are as follows:

	Year ended December 31,
(in thousands)	2025	2024	2023
United States	$(223,032)	$(325,280)	$(197,191)
Foreign	19	(7)	56
Income (loss) before income taxes	$(223,013)	$(325,287)	$(197,135)
The Company conducts most of its operations through GREC, its wholly owned subsidiary that is taxable as a corporation. The Company’s consolidated Benefit from income taxes consists of the following:

	Year ended December 31,
(in thousands)	2025	2024	2023
Current (benefit) income tax provision:
Federal	$—	$—	$—
State	—	—	—
Foreign	3	—	—
Current (benefit) provision for income taxes	$3	$—	$—
Deferred (benefit) income tax provision:
Federal	$(643)	$(20,189)	$(19,269)
State	(7,486)	813	(2,290)
Foreign	2	(2)	11
Deferred (benefit) provision for income taxes	$(8,127)	$(19,378)	$(21,548)
Total (benefit) provision for income taxes	$(8,124)	$(19,378)	$(21,548)
The Company adopted ASU 2023-09 on a prospective basis, as such, for the year ended December 31, 2025, below is the reconciliation of the Benefit from income taxes to the amount calculated by applying the 21% statutory U.S. federal income tax rate to Income (loss) before income taxes after the adoption of ASU 2023-09:

	Year ended December 31, 2025
(in thousands)	Amount	Percentage
Tax (benefit) at statutory U.S. federal income tax rate	$(46,833)	21.0%
State income taxes, net of federal benefit(1)	(7,486)	3.4%
Other tax credits	(100)	—%
Change in valuation allowance	40,940	(18.4)%
Nontaxable or nondeductible items:
Noncontrolling interest	4,251	(1.9)%
Other	1,104	(0.5)%
Provision (benefit) for income taxes	$(8,124)	3.6%
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(1)The states that contribute to the majority (greater than 50 percent) of the state and local tax effect are California, Iowa, Montana and New York.
A reconciliation of the Benefit from income taxes to the amount calculated by applying the 21% statutory U.S. federal income tax rate to Income (loss) before income taxes for years prior to the adoption of ASU 2023-09 is as follows:

	Year ended December 31,
(in thousands)	2024	Percentage	2023	Percentage
Tax (benefit) at statutory U.S. federal income tax rate	$(68,311)	21.0%	$(41,398)	21.0%
State income taxes, net of federal benefit	(5,239)	1.6%	(7,050)	3.6%
Noncontrolling interest	13,358	(4.1)%	20,184	(10.2)%
Share-based compensation	(2,917)	0.9%	1,816	(0.9)%
Impairment of goodwill	45,734	(14.1)%	—	—%
Nontaxable parent - GREC LLC treated as a partnership for U.S. tax purposes	(7,466)	2.3%	647	(0.3)%
Federal tax credits	(1,174)	0.3%	(1,293)	0.6%
Change in valuation allowance	4,290	(1.3)%	4,330	(2.2)%
Permanent differences (other - net)	2,347	(0.7)%	1,216	(0.7)%
Provision (benefit) for income taxes	$(19,378)	5.9%	$(21,548)	10.9%
Deferred tax assets (liabilities) reported on the accompanying Consolidated Balance Sheets as of December 31, 2025 and 2024 are as follows:

(in thousands)	December 31, 2025	December 31, 2024
Net operating and other losses	$152,873	$113,376
Long-term debt and failed sale-leaseback financing	82,692	90,678
Federal tax credits	19,150	19,508
Operating lease liabilities	34,449	35,258
Asset retirement obligations	1,759	7,193
Other	10,429	9,917
Total deferred tax assets	301,352	275,930
Less: Valuation allowance	(54,700)	(10,790)
Deferred tax assets, net of valuation allowance	$246,652	$265,140
Property, plant, and equipment	$(91,193)	$(97,701)
Investments in flow-through entities taxed as partnerships	(111,363)	(106,727)
Intangibles	(17,606)	(30,728)
Derivative assets	(18,909)	(30,537)
Operating lease assets	(32,187)	(34,725)
Total deferred tax liabilities	(271,258)	(300,418)
Deferred tax liabilities, net	$(24,606)	$(35,278)
As of December 31, 2025, the Company reported a net deferred tax liability of $24.6 million consisting entirely of a deferred tax liability of $24.6 million recorded to Deferred tax liabilities, net on the Consolidated Balance Sheets with no corresponding deferred tax asset offset. As of December 31, 2024, the Company reported a net deferred tax liability of $35.3 million consisting of a deferred tax liability of $35.3 million partially offset by a deferred tax asset of $37.9 thousand recorded to Deferred tax liabilities, net and Other noncurrent assets, respectively, on the Consolidated Balance Sheets.
As of December 31, 2025, the Company had federal net operating loss and other tax attribute carry-forwards, including net operating losses, capital loss carryforwards and interest expense disallowance under Section 163(j), totaling approximately $569.0 million. Of this amount, approximately $503.6 million may be carried forward indefinitely, with $26.2 million expiring in 2030 and the remaining $39.1 million expiring in 2036 and 2037. As of December 31, 2025, the Company also had federal tax credit carryforwards of approximately $19.1 million, which will expire at various dates beginning in 2035 through 2045. The realization of deferred tax assets associated with these loss and credit carryforwards is dependent upon the generation of sufficient future taxable income prior to their expiration. As of December 31, 2024, the Company had federal net operating loss carry-forwards of approximately $420.0 million. Approximately $380.9 million of the carry-forward is indefinite-lived with the remaining $39.1 million expiring in 2036 and 2037. Federal tax credit carryforwards as of December 31, 2024 are approximately $19.5 million and will expire between 2035 and 2044.
As of December 31, 2025, the Company did not pay income taxes in any individual jurisdiction that exceeded five percent of total income taxes paid for purposes of the disaggregation disclosure requirements under ASU 2023-09.
In assessing the realizability of deferred tax assets, management evaluates whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. In making this determination, management considers the scheduled reversal of existing taxable temporary differences, projected future taxable income, tax planning strategies, and other available positive and negative evidence as of December 31, 2025. Based on this analysis, the Company concluded that a portion of its deferred tax assets is not more likely than not to be realized and, accordingly, recorded a partial valuation allowance of $54.7 million as of December 31, 2025. The valuation allowance related to deferred tax assets is associated with federal net operating loss carryforwards of $21.7 million, federal tax credit carryforwards of $13.7 million, federal capital loss carryforwards of $5.5 million, and state net operating loss carryforwards of $13.8 million. The valuation allowance increased by $43.9 million during the year ended December 31, 2025 compared to the year ended December 31, 2024 primarily due to cumulative net losses generated in 2025, the sale of the Company’s partnerships interests in Celadon and Dogwood, and changes in the scheduling of taxable temporary difference reversals.
Federal and state statutes of limitations are generally open for all years in which the Company has generated net operating losses, the earliest of which is the year ended December 31, 2015. Canada statute of limitation remains open for tax years ended December 31, 2022 through December 31, 2025.
As of December 31, 2025, the Company has not recorded any unrecognized tax benefits. The Company assessed its tax positions for all open tax years as of December 31, 2025 for all U.S. federal and state, and foreign tax jurisdictions for the years 2015 through 2025. The results of this assessment are included in the Company’s tax provision and deferred tax assets as of December 31, 2025.
During the second quarter of 2025, the Company entered into a Tax Credit Purchase Agreement (“TCPA”) with a third party related to various solar projects, in which the Company agreed to sell to the third party ITCs generated by these projects in multiple tranches for a purchase price of $0.95 per $1.00 of ITCs, net of fees and expenses. Through December 31, 2025, the Company received payments of $45.8 million in exchange for transferring $48.2 million of ITCs. The Company initially recorded the proceeds to Tax credit transfer liability on the Consolidated Balance Sheets because control of the ITCs had not yet transferred to the third party. Upon the transfer of control of the tax credits during the third quarter of 2025, the Company derecognized the Tax credit transfer liability and recognized $0.5 million in Benefit from income taxes in the Consolidated Statements of Operations and $45.4 million in Noncontrolling interests in the Consolidated Balance Sheets. Refer to Note 2. Significant Accounting Policies and Note 15. Commitments and Contingencies for further details.
In July 2025, the One Big Beautiful Bill Act (the “OBBBA”) was enacted into law, scaling back clean energy tax incentives of the Inflation Reduction Act of 2022. The OBBBA brought back accelerated depreciation for property acquired and placed in service after January 19, 2025. Among the significant changes to the clean energy provisions are those related to the rollback of the Sections 48E and 45Y clean electricity tax credits. Other than the reinstatement of the 100% bonus depreciation, the enactment of the OBBBA did not have a material impact on the Company’s Consolidated Financial Statements for the year ended December 31, 2025. The Company continues to monitor the effects of the OBBBA and will reflect any future impacts in future reporting periods.
Note 10. Income Taxes
The following table presents the Company’s consolidated income tax benefit (expense) as well as the effective tax rates for the following periods:

	Three months ended June 30,		Six months ended June 30,
(in thousands)	2026	2025	2026	2025
Income tax (expense) benefit	$998	$(3,317)	$(5,175)	$7,057
Effective tax rate	2.6%	(10.3)%	(8.6)%	8.7%
The effective tax rate varies from the statutory U.S. federal income tax rate of 21.0% primarily due to the change in valuation allowance and the tax impact of net loss attributable to noncontrolling interests.
In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The results of this assessment are included in the Company’s tax provision and deferred tax assets as of June 30, 2026. For the six months ended June 30, 2026, the total valuation allowance decrease was $32.8 million. For federal tax purposes, a valuation allowance decrease of $28.0 million has been recorded against federal net operating losses and tax credits where it is not more likely than not that they will be utilized. For state tax purposes, a valuation allowance decrease of $4.8 million has been recorded against state net operating loss carryforwards where it is not more likely than not that they will be utilized within the loss carryforward period. The decrease in the valuation allowance was primarily attributable to an increase in the scheduled reversal of taxable temporary differences associated with the expected contributions under the Cider Solar Holdings LLC ECCA in 2026. Refer to Note 4. Variable Interest Entities for further information on the Cider Solar Holdings LLC ECCA.
The Company assessed its tax positions for all open tax years as of June 30, 2026 for all U.S. federal and state, and foreign tax jurisdictions for the years 2015 through 2025. The results of this assessment are included in the Company’s tax provision and deferred tax assets as of June 30, 2026.
The One Big Beautiful Bill Act (the “OBBBA”) enacted into law in July 2025, scaled back clean energy tax incentives of the Inflation Reduction Act of 2022 and brought back accelerated depreciation for property acquired and placed in service after January 19, 2025. Among the significant changes to the clean energy provisions are those related to the rollback of Sections 48E and 45Y clean electricity tax credits. Other than the reinstatement of the 100% bonus depreciation, the enactment of the OBBBA did not have a material impact on the Company’s Consolidated Financial Statements for the six months ended June 30, 2026. The Company continues to monitor the effects of the OBBBA and will reflect any future impacts in future reporting periods.